UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 6, 2019

Date of Report (Date of earliest event reported)

DASEKE, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-37509 (Commission File Number)	47-3913221 (IRS Employer Identification No.)

	15455 Dallas Parkway, Suite 440 Addison, Texas	75001
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 248-0412

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act   ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, par value $0.0001 per share	DSKE	The NASDAQ Capital Market

Item 7.01.Regulation FD Disclosure

On May 6, 2019,  Daseke, Inc. (the “Company”) will post an earnings presentation titled “Daseke, Inc. – Q1 Earnings Presentation May 6, 2019” to the Company’s website at investor.daseke.com.  The earnings presentation may be viewed on the Company’s website by first selecting “Investors,” then “Events & Presentations.”  A copy of the earnings presentation is also furnished herewith as Exhibit 99.1.

Item 9.01Financial Statements and Exhibits

(d)	Exhibits

99.1	Earnings Presentation titled “Daseke, Inc. – Q1 Earnings Presentation May 6, 2019”.

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Earnings Presentation titled “Daseke, Inc. – Q1 Earnings Presentation May 6, 2019”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DASEKE, INC.

May 6, 2019	By:	/s/ Bharat Mahajan
	Name:	Bharat Mahajan
	Title:	Chief Financial Officer